Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Hearne, hereby certify, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Annual Report of the Registrant on Form 10-K for the year ended December 31, 2021 (Report), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•

the information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of such quarter and the results of operations of the Registrant for such quarter.

Date: March 9, 2022	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer (principal financial and accounting officer)

Note: A signed original of this written statement required by Section 906 has been provided to La Jolla Pharmaceutical Company and will be retained by La Jolla Pharmaceutical Company and furnished to the Securities and Exchange Commission or its staff upon request.